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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004

                               Amendment No. 1 to
                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2007

                              Amexdrug Corporation
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             (Exact name of registrant as specified in its charter)


             Nevada                  0-7473                 95-2251025
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           (State of               Commission            (I.R.S. Employer
         Incorporation)           file number           Identification No.)

                     8909 West Olympic Boulevard, Suite 208
                            Beverly Hills, California
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               (Address of principal executive offices, zip code)


                                 (310) 855-0475
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              (Registrant's telephone number, including area code)


                -------------------------------------------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note:
----------------

This current report is being amended to add additional information under Item 4.01(a), and to add a letter from the former auditor as Exhibit 16.1.



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ITEM 4.01.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On April 30, 2007, Hansen, Barnett & Maxwell, P.C. was terminated as the certifying accountant for the Company (the "Registrant").

Hansen, Barnett & Maxwell, P.C.'s report on the Registrant's financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles.

Hansen, Barnett & Maxwell, P.C. has served as the certifying accountant for the Company's financial statements for more than the past three years. From the date on which Hansen, Barnett & Maxwell, P.C. was engaged until the date Hansen, Barnett & Maxwell, P.C. was terminated, there were no disagreements with Hansen, Barnett & Maxwell, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hansen, Barnett & Maxwell, P.C. would have caused Hansen, Barnett & Maxwell, P.C. to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" as that term is defined in Item 304(a)(1)(iv) of Regulation S-B, except for the following:

          1. In connection with the audit of the December 31, 2005 financial statements, as disclosed under Item 8A in the Company's Form 10-KSB for the year ended December 31, 2005, Hansen, Barnett & Maxwell, P.C. informed the Company of the following material weakness affecting the Company's ability to develop reliable financial statements:

          The Company has a material weakness in the adequacy of its closing process and its preparation of adjusting entries to effectively prepare accurate financial statements with the necessary level of review and supervision.

          2. In connection with the audit of the December 31, 2006 financial statements, as disclosed under Item 8A in the Company's Form 10-KSB for the year ended December 31, 2006, Hansen, Barnett & Maxwell, P.C. informed the Company of the following material weakness affecting the Company's ability to develop reliable financial statements:

          The Company has a material weakness in the adequacy of its ability to complete notes to the financial statements.

(b) On April 30, 2007, the Company entered into an engagement letter with HJ Associates & Consultants, LLP to assume the role of its new certifying accountant. HJ Associates & Consultants, LLP has been asked to audit the year ended December 31, 2007. During the two most recent fiscal years and the subsequent interim periods prior to the engagement of HJ Associates & Consultants, LLP, the Company did not consult with HJ Associates & Consultants, LLP with regard to:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or



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(ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

The termination of the former auditor and the engagement of the new principal auditor was recommended and approved by the Company's Board of Directors.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits.

      16.1 Letter from Hansen Barnett & Maxwell, P.C. regarding its concurrence or disagreement with the statements made by the Registrant in this Current Report.



















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMEXDRUG CORPORATION


Date: May 24, 2007                          /s/ Jack Amin
                                            ---------------------------------
                                            Jack Amin, President
























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